UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 6, 2007
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                            FBL Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)

Iowa                                1-11917                       42-1411715
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
of incorporation)                                          Identification No.)


5400 University Avenue, West Des Moines, Iowa                         50266
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
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Item 2.02. Results of Operations and Financial Condition

On February 6, 2007, FBL Financial Group, Inc. issued a news release reporting its financial results for the three months and year ended December 31, 2006. The news release is furnished as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


Item 7.01. Regulation FD Disclosure

As part of its fourth quarter earnings conference call comments, FBL Financial Group expects to provide 2007 premiums collected guidance for its EquiTrust Life independent channel of $1.4 billion. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
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(Registrant)



Date February 6, 2007
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/s/ James P. Brannen
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James P. Brannen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.         Description
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Exhibit 99.1        News release of the registrant dated February 6, 2007